July 13, 2021

Securities and Exchange Commission 100 F Street, N.E.

Washington, DC 20549

Ladies and Gentlemen:

200 Sandpointe Avenue, Suite 560 Santa Ana, CA 92707

(949) 326-CPAS (2727)

We have read Item 4.01 of Form 8-K dated February 19, 2021, of Givemepower Corporation  and are in agreement with the statements contained in the first, second, third and fourth paragraphs of Item 4.01(a) therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

/s/ Benjamin & Ko